DOLPHIN ENERGY CORPORATION
                       1001 BRICKELL BAY DRIVE, SUITE 2202
                                 MIAMI, FL 33131



                                September 2, 2003


Quaneco, L.L.C.
C/o Quantum Energy, L.L.C.
35010 Chardon Road, #200
Willoughby Hills, OH 44094

RE: "LEASE OPTION AND ACQUISITION AGREEMENT" DATED AUGUST 5, 2003"

Dear Sirs:

Following discussions among representatives of our respective companies, it was agreed that the above referenced agreement (the "Agreement") would be amended to reflect the current intentions of the parties.

The purpose of this letter is to set forth and reduce to writing our common understanding of those amendments.

Accordingly, in further consideration of the mutual premises and covenants of that Agreement and of those proposed amendments thereto, we understand the amendments to be:

         1) Section 2.(a) of the Agreement is deleted in its entirety and the following substituted in place thereof:

               a) On or before September 22, 2003, Dolphin will pay Quaneco the sum of $450,000.00.

         2) Section 2.(b) of the Agreement is deleted in its entirety and the following substituted in place thereof:

               b) On or before September 29, 2003, Dolphin will pay Quaneco the sum of $650,000.00

         3) Section 4.(a) of the Agreement is deleted in its entirety and the following substituted in place thereof:

               a) On or before January 15, 2004, Dolphin will pay Quaneco the sum of $525,000.

         4) Other than as amended hereby, the Agreement will continue in full force and effect as originally agreed.

If the foregoing correctly states your understanding of the agreed amendments, please so indicate by signing and returning one copy hereof to the undersigned.

                                        Very truly yours,

                                        Dolphin Energy Corporation



                                        By:     /s/ MARC BRUNER
                                           -------------------------------------
                                             Marc E. Bruner, President


AGREED

Quaneco Energy, L.L.C.

By:    /s/
     --------------------------------

Title:     MANAGING MEMBER
       ------------------------------

Date:      9/2/03
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